EXHIBIT 99.2
Introduction
The unaudited pro forma condensed combined financial statements are presented for Eagle Rock Energy Partners, L.P. (the “Partnership”) and give effect to the acquisition of CC Energy II L.L.C. (together with its subsidiaries “Crow Creek Energy”) on May 3, 2011 and are based on the audited and unaudited financial statements of the Partnership and the audited and unaudited financial statements of Crow Creek Energy. These financial statements include all adjustments necessary to present results fairly for the periods and the as of dates presented. The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and the unaudited condensed consolidated statements of operations for the three months ended March 31, 2011 and the year ended December 31, 2010 should be read in conjunction with the Partnership's Current Report on Form 8-K filed on May 3, 2011, and its quarterly report on Form 10-Q for the three months ended March 31, 2011, filed with the SEC on May 6, 2011 and with Crow Creek Energy's audited consolidated financial statements for the years ended December 31, 2010, 2009 and 2008, including the related notes and the unaudited consolidated financial statements for the three months ended March 31, 2011 and 2010, including the related notes included within Exhibit 99.1 of this Form 8-K.
The unaudited pro forma condensed combined financial statements are based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transaction herein had taken place on the dates indicated, nor are they indicative of the future consolidated results.
The following unaudited pro forma condensed combined balance sheet as of March 31, 2011 is presented to illustrate the estimated effects of the acquisition on May 3, 2011, of CC Energy II L.L.C. (together with its subsidiaries “Crow Creek Energy”), as if the transaction had occurred on March 31, 2011. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2011 and 2010 and for the year ended December 31, 2010 are presented to illustrate the estimated effects of the acquisition of Crow Creek Energy as if the transaction had occurred on January 1, 2010.

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2011
(In thousands)

	March 31, 2011
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C.	Adjustments		Pro Forma As Adjusted
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$51	$411	$—		$462
Accounts receivable	94,872	16,022	—		110,894
Risk management assets	—	11,837	(11,837)	(a)	—
Prepayments and other current assets	7,238	5,038			12,276
Assets held for sale	7,895	—	—		7,895
Total current assets	110,056	33,308	(11,837)		131,527
PROPERTY, PLANT AND EQUIPMENT — Net	1,130,326	359,552	216,732	(a)	1,706,610
INTANGIBLE ASSETS — Net	111,473	—	3,192	(a)	114,665
DEFERRED TAX ASSET	1,886	—	—		1,886
RISK MANAGEMENT ASSETS	—	5,816	(5,816)	(a)	—
OTHER ASSETS	4,281	1,284	(834)	(b)	4,731
TOTAL	$1,358,022	$399,960	$201,437		$1,959,419

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$114,889	$30,940	$—		$145,829
Due to affiliate	48	—	—		48
Accrued liabilities	7,177	—	—		7,177
Taxes payable	1,208	—	—		1,208
Risk management liabilities	67,510	5,039	(8,018)	(a)	64,531
Other current liabilities	—	1,001	—		1,001
Liabilities held for sale	1,184	—	—		1,184
Total current liabilities	192,016	36,980	(8,018)		220,978
LONG-TERM DEBT	507,745	206,495	21,089	(c)	735,329
ASSET RETIREMENT OBLIGATIONS	25,015	7,403	—		32,418
DEFERRED TAX LIABILITY	38,336	—	—		38,336
RISK MANAGEMENT LIABILITIES	53,203	3,534	(3,651)	(a)	53,086
OTHER LONG TERM LIABILITIES	867	1,440	—		2,307

MEMBERS' EQUITY	540,840	144,108	192,017	(d)	876,965
TOTAL	$1,358,022	$399,960	$201,437		$1,959,419

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(In thousands, except for per unit amounts)

	For the Three Months Ended March 31, 2011
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C.	Adjustments		Pro Forma As Adjusted
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$203,055	$20,760	$—		$223,815
Gathering, compression, processing and treating fees	13,245	—	—		13,245
Commodity risk management (losses) gains	(60,445)	(4,386)	—		(64,831)
Other revenue	1,509	—	—		1,509
Total revenue	157,364	16,374	—		173,738
COSTS AND EXPENSES:
Cost of natural gas, natural gas liquids, and condensate	147,319	—	—		147,319
Operations and maintenance	19,475	1,822	(127)	(e)	21,170
Taxes other than income	3,316	1,240	—		4,556
General and administrative	11,776	1,383	(283)	(f)	12,876
Impairment expense	324	—	—		324
Depreciation, depletion and amortization	23,698	6,492	1,550	(g)	31,740
Total costs and expenses	205,908	10,937	1,140		217,985
OPERATING (LOSS) INCOME	(48,544)	5,437	(1,140)		(44,247)
OTHER INCOME (EXPENSE):
Interest income	3	3	—		6
Other income	—	28	—		28
Interest expense	(3,224)	(1,708)	522	(h)	(4,410)
Interest rate risk management losses	(2,662)	—	—		(2,662)
Other expense	(50)	(9)	—		(59)
Total other (expense) income	(5,933)	(1,686)	522		(7,097)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(54,477)	3,751	(618)		(51,344)
INCOME TAX (BENEFIT) PROVISION	(42)	—	—		(42)
LOSS FROM CONTINUING OPERATIONS	$(54,435)	$3,751	$(618)		$(51,302)

Net Income (Loss) Per Unit - Basic and Diluted
Basic and diluted loss from continuing operations	$(0.65)				$(0.46)
Basic and diluted weighted average units outstanding	84,235		28,753	(i)	112,988

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(In thousands, except for per unit amounts)

	For the Three Months Ended March 31, 2010
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C.	Adjustments		Pro Forma As Adjusted
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$192,001	$14,058	$—		$206,059
Gathering, compression, processing and treating fees	12,483	—	—		12,483
Commodity risk management (losses) gains	10,795	11,357	—		22,152
Other revenue	36	—	—		36
Total revenue	215,315	25,415	—		240,730
COSTS AND EXPENSES:
Cost of natural gas, natural gas liquids, and condensate	137,902	—	—		137,902
Operations and maintenance	18,871	1,423	(94)	(e)	20,200
Taxes other than income	3,534	902	—		4,436
General and administrative	13,011	1,026	1	(j)	14,038
Depreciation, depletion and amortization	27,444	3,594	1,305	(h)	32,343
Total costs and expenses	200,762	6,945	1,212		208,919
OPERATING (LOSS) INCOME	14,553	18,470	(1,212)		31,811
OTHER INCOME (EXPENSE):
Interest income	2	5	—		7
Other income	99	15	—		114
Interest expense	(4,414)	(2,835)	1,649	(k)	(5,600)
Interest rate risk management losses	(9,712)	—	—		(9,712)
Other expense	—	(23)	—		(23)
Total other (expense) income	(14,025)	(2,838)	1,649		(15,214)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	528	15,632	437		16,597
INCOME TAX (BENEFIT) PROVISION	699	—	—		699
LOSS FROM CONTINUING OPERATIONS	$(171)	$15,632	$437		$15,898

Net Income (Loss) Per Unit - Basic and Diluted
Basic and diluted income (loss) from continuing operations
Common units	$0.01				$0.16
Subordinated units	$(0.02)				$0.13
General partner units	$0.01				$0.16
Basic weighted average units outstanding
Common units	54,203		28,753	(i)	82,956
Subordinated units	20,691				20,691
General partner units	845				845
Diluted weighted average units outstanding
Common units	54,420		28,753	(i)	83,173
Subordinated units	20,691				20,691
General partner units	845				845

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED ENDED DECEMBER 31, 2010
(In thousands, except for per unit amounts)

	For the Year Ended December 31, 2010
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C.	Adjustments		Pro Forma As Adjusted
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$688,052	$67,532	$—		$755,584
Gathering, compression, processing and treating fees	50,608	—	—		50,608
Commodity risk management (losses) gains	(8,786)	23,994	—		15,208
Other revenue	2,435	—	—		2,435
Total revenue	732,309	91,526	—		823,835
COSTS AND EXPENSES:
Cost of natural gas, natural gas liquids, and condensate	468,304	—	—		468,304
Operations and maintenance	76,415	6,529	(370)	(e)	82,574
Taxes other than income	12,226	3,044	—		15,270
General and administrative	45,775	4,598	(79)	(l)	50,294
Impairment expense	6,666	—	—		6,666
Depreciation, depletion and amortization	106,398	19,198	8,051	(h)	133,647
Total costs and expenses	715,784	33,369	7,602		756,755
OPERATING (LOSS) INCOME	16,525	58,157	(7,602)		67,080
OTHER INCOME (EXPENSE):
Interest income	111	26	—		137
Other income	501	82	—		583
Interest expense	(15,147)	(9,564)	4,752	(m)	(19,959)
Interest rate risk management losses	(27,135)	—	—		(27,135)
Other expense	(51)	(106)	30	(n)	(127)
Total other (expense) income	(41,721)	(9,562)	4,782		(46,501)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(25,196)	48,595	(2,820)		20,579
INCOME TAX (BENEFIT) PROVISION	(2,585)	—	—		(2,585)
LOSS FROM CONTINUING OPERATIONS	$(22,611)	$48,595	$(2,820)		$23,164

Net Income (Loss) Per Unit - Basic and Diluted
Basic and diluted income (loss) from continuing operations
Common units	$(0.26)				$0.23
Subordinated units	$(0.48)				$0.02
General partner units	$(0.39)				$0.10
Basic weighted average units outstanding
Common units	68,625		28,753	(i)	97,378
Subordinated units	8,163				8,163
General partner units	488				488
Diluted weighted average units outstanding
Common units	68,625		29,017	(o)	97,642
Subordinated units	8,163				8,163
General partner units	488				488

NOTE 1. Basis of Presentation
The historical information is derived from the historical financial statements of Eagle Rock Energy Partners, L.P. (the “Partnership”) and CC Energy II L.L.C. (together with its subsidiaries "Crow Creek Energy"). The unaudited pro forma condensed combined balance sheet as of March 31, 2011 is presented to illustrate the estimated effects of the acquisition of Crow Creek Energy as if the transaction had occurred on March 31, 2011. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2011 and 2010 and for the year ended December 31, 2010 are presented to illustrate the estimated effects of the acquisition of Crow Creek Energy as if the transaction occurred on January 1, 2010. The transaction affecting the unaudited pro forma condensed consolidated financial statements is the acquisition of Crow Creek Energy on May 3, 2011.
NOTE 2. Preliminary Purchase Price Allocation
The purchase price of $563.7 million has been calculated as follows (in thousands, except per unit amounts):

Number of Partnership Common Units Issued	28,753
Closing common unit price on May 3, 2011	$11.69
Value of common units issued	$336,123
Crow Creek Energy outstanding debt assumed	212,638
Cash	14,946
Total purchase price	$563,707
The number of common units of the Partnership issued was determined based on the value of the equity issued to the sellers of $301.9 million divided by $10.50, the ceiling price of the agreed upon range in the contribution agreement between the Partnership and Crow Creek Energy.
The following presents the preliminary purchase price allocation for the Crow Creek Energy assets, based on preliminary estimates of fair value (in thousands):

Current assets	$21,471
Oil and gas properties	571,819
Property, plant and equipment	4,463
Intangible assets	3,192
Other assets	450
Derivatives	3,096
Current liabilities	(31,941)
Asset retirement obligations	(7,403)
Other liabilities	(1,440)
$563,707
The purchase price and purchase price allocation above are based on reserve reports, published market prices and estimates by management. The most significant assumptions are related to the estimated fair values assigned to the oil and gas properties. To estimate the fair value of these properties, the Partnership utilized preliminary estimates of oil and gas reserves. The Partnership estimated future prices to apply to the estimated reserve quantities acquired, and estimated future operating and development costs, to arrive at estimates of future net revenues. The purchase price and the allocation of the purchase price are preliminary. Items pending completion include final closing adjustments and completion of independent appraisals of property, plant and equipment and intangible assets and additional analysis related to the fair value of the oil and gas reserves, including discounted cash flows and market-based data.
NOTE 3. Pro Forma Adjustments and Assumptions
The unaudited pro forma condensed combined financial statements have been adjusted to:
(a)Reflect the step up in basis for the assets acquired as a result of the difference in asset valuation between the purchase price allocated to the assets and their book value on March 31, 2011 in accordance with acquisition method of accounting.
(b)Reflect the write off of the deferred financing costs due to the prepayment of Crow Creek Energy's outstanding debt upon closing of the acquisition.
(c)Reflect the prepayment at closing of Crow Creek Energy's debt of $206.5 million and the draw from the Partnership's revolving credit facility of $227.6 million to fund the acquisition.
(d)Reflect the issuance of 28,753,174 ($336.1 million) common units issued to the sellers of Crow Creek Energy, net of the reversal of Crow Creek Energy's equity book value of $144.1 million as of March 31, 2011.
(e)Reflect the reclassification from general and administrative expense to operations and maintenance expense of accretion expense for asset retirement obligations and the reimbursement of fees received from third parties for operation of jointly owned oil and natural gas wells to conform to the Partnership's presentation of these amounts.
(f)Reflect, for the three months ended March 31, 2011, (i) the reclassification of accretion expense of $0.1 million from general and administrative expense to operations and maintenance expense, (ii) the reclassification of $0.2 million of third party fees received as reimbursement for the operation of the jointly owned properties from general and administrative expense to operations and maintenance expense (iii) the elimination of rental expense of $0.1 million for building leases not acquired by the Partnership and (iv) the elimination of $0.3 million of costs incurred by Crow Creek related to the acquisition.
(g)Reflect the incremental increase in depletion, depreciation and amortization expense, using the units of production method, related to the oil and gas properties, and depreciation and amortization over 20 years using the straight-line method for acquired property, plant and equipment and intangible assets for the period presented.
(h)Reflect, for the three months ended March 31, 2011, (i) the elimination of Crow Creek's amortization of deferred financing costs of $0.2 million, (ii) the elimination of realized interest rate risk management losses of $0.2 million due to the Partnership terminating the acquired interest rate risk management instruments subsequent to closing the acquisition and (iii) the incremental decrease in interest expense due to the repayment of the Crow Creek outstanding debt and the draw by the Partnership on its revolving credit facility. Interest expense associated with the additional debt of $227.6 million was calculated based on an assumed rate of 2.09%. A 1/8 percentage change in the assumed interest rate would result in an adjustment to interest expense of $0.1 million.
(i)Reflect the issuance of 28,753,174 of the Partnership's common units to the sellers of Crow Creek.
(j)Reflect, for the three months ended March 31, 2010, (i) the reclassification of accretion expense of less than $0.1 million from general and administrative expense to operations and maintenance expense, (ii) the reclassification of $0.1 million of third party fees received as reimbursement for the operation of the jointly owned properties from general and administrative expense to operations and maintenance expense and (iii) the elimination of rental expense of $0.1 million for building leases not acquired by the Partnership.
(k)Reflect, for the three months ended March 31, 2010, (i) the elimination of Crow Creek's amortization of deferred financing costs of $0.1 million, (ii) the elimination of realized interest rate risk management losses of $1.5 million due to the Partnership terminating the acquired interest rate risk management instruments subsequent to closing the acquisition and (iii) the incremental decrease in interest expense due to the repayment of the Crow Creek outstanding debt and the draw by the Partnership on its revolving credit facility. Interest expense associated with the additional debt of $227.6 million was calculated based on an assumed rate of 2.09%. A 1/8 percentage change in the assumed interest rate would result in an adjustment to interest expense of $0.1 million.
(l)Reflect, for the year ended December 31, 2010, (i) the reclassification of accretion expense of $0.3 million from general and administrative expense to operations and maintenance expense, (ii) the reclassification of $0.6 million of third party fees received as reimbursement for the operation of the jointly owned properties from general and administrative expense to operations and maintenance expense, (iii) the elimination of rental expense of $0.4 million for building leases not acquired by the Partnership and (iv) the elimination of advisory fees of $0.1 million.
(m)Reflect, for the year ended December 31, 2010, (i) the elimination of Crow Creek's amortization of deferred financing costs of $0.5 million, (ii) the elimination of realized interest rate risk management losses of $3.4 million due to the Partnership terminating the acquired interest rate risk management instruments subsequent to closing the acquisition and (iii) the incremental decrease in interest expense due to the repayment of the Crow Creek outstanding debt and the draw by the Partnership on its revolving credit facility. Interest expense associated with the debt of $227.6 million was calculated based on an assumed rate of 2.09%. A 1/8 percentage change in the assumed interest rate would result in an adjustment to interest expense of $0.3 million.
(n)Reflect the elimination of less than $0.1 million of annual payments to certain members of the board of managers.
(o)Reflect the issuance of 28,753,174 of the Partnership's common units to the sellers Crow Creek Energy, and 264,000 unvested restricted common units, calculated using the treasury stock method. Due to the Partnership generating pro forma income, the Partnership is required to include common unit equivalents that are considered to be dilutive securities within its diluted earnings per unit calculation.

Note 4. Pro Forma Earnings Per Unit

Basic earnings per unit are computed by dividing the net income (loss) by the weighted average number of units outstanding during a period. To determine net income (loss) allocated to each class of ownership (common, subordinated and general partner), the Partnership first allocates net income (loss) in accordance with the amount of distributions made for the quarter by each class, if any. The remaining net income (loss) is allocated to each class in proportion to the class weighted average number of units outstanding for a period, as compared to the weighted average number of units for all classes for the period. For the three months ended March 31, 2010 and the year ended December 31, 2010, the Partnership determined that it is more dilutive to apply the two-class method versus the treasury stock method in calculating dilutive earnings per unit. Thus, the unvested restricted common units are included in the computation of the diluted weighted average common unit outstanding calculation, but the denominator in the computation of diluted earnings per unit only includes the basic weighted average common units outstanding.

Note 5. Pro Forma Supplemental Oil and Gas Reserve Information

The following tables set forth certain unaudited pro forma information concerning the Partnership's proved oil, natural gas and natural gas liquid ("NGL") reserves for the year ended December 31, 2010, giving effect to the acquisition of Crow Creek Energy as if it had occurred on January 1, 2010. The Partnership's estimates for Crow Creek's proved reserves as of December 31, 2010, as estimated by its third party reserve engineer, differ from those prepared by Crow Creek Energy. The majority of the difference is attributable to reserve estimates related to the Cana Shale play and the Golden Trend. Estimated differences related to the Cana Shale play can be grouped into three primary categories: (i) Crow Creek categorized certain acreage in the Cana Shale play as proved that the Partnership categorized as probable; (ii) Crow Creek assumed a higher number of proved locations per section than the Partnership assumed; and (iii) Crow Creek assumed higher ultimate hydrocarbon recoveries per well than the Partnership assumed. Estimated differences related to the Golden Trend can be attributed to (i) differences in the interpretation of offset well results and (ii) the Partnership reporting dry gas plus NGL volumes, compared to Crow Creek reporting only wet gas volumes. The impact of these differences is presented within the "Adjustment" line within each of the tables below. The following reserve data represents estimates only and should not be construed as being exact.

	Year Ended December 31, 2010
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C	Adjustments	Pro Forma As Adjusted
	Oil (MBbls)
Proved reserves, January 1, 2010	10,452	4,605	—	15,057
Extensions and discoveries	7	687	—	694
Purchase of minerals in place	216	786	—	1,002
Production	(808)	(294)	—	(1,102)
Revision of previous estimates	1,766	293	—	2,059
Changes from discontinued operations	(54)	—	—	(54)
Sales of minerals in place	(2,883)	(35)	—	(2,918)
Adjustment	—	—	(2,119)	(2,119)
Proved reserves, December 31, 2010	8,696	6,042	(2,119)	12,619

Proved developed reserves - continuing operations, December 31, 2010	8,299	3,564	(1,006)	10,857
Proved undeveloped reserves - continuing operations, December 31, 2010	397	2,478	(1,113)	1,762

	Year Ended December 31, 2010
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C	Adjustments	Pro Forma As Adjusted
	Natural Gas (MMcf)
Proved reserves, January 1, 2010	38,640	159,170	—	197,810
Extensions and discoveries	3,930	65,653	—	69,583
Purchase of minerals in place	555	179,110	—	179,665
Production	(3,514)	(10,440)	—	(13,954)
Revision of previous estimates	3,590	26,631	—	30,221
Changes from discontinued operations	(342)	—	—	(342)
Sales of minerals in place	(4,477)	(289)	—	(4,766)
Adjustment	—	—	(215,335)	(215,335)
Proved reserves, December 31, 2010	38,382	419,835	(215,335)	242,882

Proved developed reserves - continuing operations, December 31, 2010	29,686	174,042	(39,609)	164,119
Proved undeveloped reserves - continuing operations, December 31, 2010	8,696	245,793	(175,726)	78,763

	Year Ended December 31, 2010
	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C	Adjustments	Pro Forma As Adjusted
	NGLs (MBbls)
Proved reserves, January 1, 2010	6,105	—	—	6,105
Extensions and discoveries	—	—	—	—
Purchase of minerals in place	102	—	—	102
Production	(437)	—	—	(437)
Revision of previous estimates	406	—	—	406
Changes from discontinued operations	—	—	—	—
Sales of minerals in place	—	—	—	—
Adjustment	—	—	4,922	4,922
Proved reserves, December 31, 2010	6,176	—	4,922	11,098

Proved developed reserves - continuing operations, December 31, 2010	5,758	—	3,449	9,207
Proved undeveloped reserves - continuing operations, December 31, 2010	418	—	1,473	1,891

Pro Forma Discounted Future Net Cash Flows

The pro forma discounted future net cash flows related to the proved oil and gas reserves as of December 31, 2010 are as follows:

	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C	Adjustments	Pro Forma As Adjusted
($ in thousands)
Future cash inflows	$1,027,417	$2,371,497	$—	$3,398,914
Future production costs	(336,080)	(484,368)	—	(820,448)
Future development costs	(97,745)	(391,115)	—	(488,860)
Future net cash flows before income taxes	593,592	1,496,014	—	2,089,606
Future income tax (expense) benefit	(1,005)	—	—	(1,005)
Future net cash flows before 10% discount	592,587	1,496,014	—	2,088,601
10% annual discount for estimated timing of cash flows	(258,594)	(1,039,678)	—	(1,298,272)
Standardized measure of discounted future net cash flows related to continuing operations	333,993	456,336	—	790,329
Adjustment	—	—	(161,912)	(161,912)
Total standardized measure of discounted future net cash flows	$333,993	$456,336	$(161,912)	$628,417

Pro Forma Changes in Discounted Net Cash Flows

The following is a summary of the changes in the pro forma discounted future net cash flows for the year ended December 31, 2010:

	Eagle Rock Energy Partners, L.P.	CC Energy II L.L.C	Adjustments	Pro Forma As Adjusted
($ in thousands)
Beginning of year	$214,653	$212,433	$—	$427,086
Sale of oil and gas produced, net of production costs	(54,353)	(57,959)	—	(112,312)
Net changes in prices and production costs	147,003	62,313	—	209,316
Extensions, discoveries and improved recovery, less related costs	5,492	46,083	—	51,575
Previously estimated development costs incurred during the period	25,922	41,654	—	67,576
Net changes in future development costs	(30,033)	(20,444)	—	(50,477)
Revisions of previous quantity estimates	74,864	40,555	—	115,419
Purchases of property	7,342	110,760	—	118,102
Sales of property	(70,845)	(211)	—	(71,056)
Accretion of discount	14,528	21,152	—	35,680
Net changes in income taxes	(793)	—	—	(793)
Other	(15,594)	—	—	(15,594)
Change from discontinued operations	15,807	—	—	15,807
Adjustment	—	—	(161,912)	(161,912)
End of year	$333,993	$456,336	$(161,912)	$628,417